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                         SMITH BARNEY MONEY FUNDS INC.
                               on behalf of the
                                CASH PORTFOLIO
                             GOVERNMENT PORTFOLIO
                                 (the "Funds")

                         Supplement dated July 2, 2003
              to Statement of Additional Information, as amended,
                             dated April 30, 2003

   The Board of Directors of the Funds approved a change in the asset level breakpoints in the current advisory fees for each fund. With the exception of this change in asset level breakpoints, the terms of the Advisory Agreement remains the same. The advisory fees will be calculated as follows:

   0.45% on the first 1 billion of average daily net assets;
   0.425% on the next 1 billion;
   0.40% on the next 3 billion;
   0.375% on the next 5 billion; and
   0.35% on the net assets in excess of 10 billion.

   This change was effective on July 1, 2003.

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